Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2011	2010	2011	2010

OPERATING REVENUES:
Gas utility	$102.1	$101.8	$592.8	$692.8
Electric utility	186.7	173.2	492.4	469.1
Nonutility	250.6	147.7	612.6	403.5
Total operating revenues	539.4	422.7	1,697.8	1,565.4

OPERATING EXPENSES:
Cost of gas sold	30.5	32.4	274.4	371.7
Cost of fuel and purchased power	67.1	64.5	186.9	180.3
Cost of nonutility revenues	93.0	60.7	266.6	170.6
Other operating	180.6	137.2	485.5	398.4
Depreciation and amortization	61.7	57.6	182.0	170.6
Taxes other than income taxes	12.4	11.7	43.4	46.9
Total operating expenses	445.3	364.1	1,438.8	1,338.5

OPERATING INCOME	94.1	58.6	259.0	226.9

OTHER INCOME (EXPENSE):
Equity in (losses) of unconsolidated affiliates	(11.7)	(8.2)	(34.6)	(13.9)
Other income - net	0.7	1.6	5.9	2.0
Total other income (expense)	(11.0)	(6.6)	(28.7)	(11.9)

INTEREST EXPENSE	27.1	26.0	80.7	78.0

INCOME BEFORE INCOME TAXES	56.0	26.0	149.6	137.0

INCOME TAXES	20.7	9.6	54.6	48.7

NET INCOME	$35.3	$16.4	$95.0	$88.3

AVERAGE COMMON SHARES OUTSTANDING	81.8	81.2	81.7	81.1
DILUTED COMMON SHARES OUTSTANDING	81.9	81.4	81.8	81.3

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.43	$0.20	$1.16	$1.09

DILUTED	$0.43	$0.20	$1.16	$1.09

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions - Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2011	2010	2011	2010

OPERATING REVENUES:
Gas utility	$102.1	$101.8	$592.8	$692.8
Electric utility	186.7	173.2	492.4	469.1
Other	0.5	0.4	1.5	1.2
Total operating revenues	289.3	275.4	1,086.7	1,163.1

OPERATING EXPENSES:
Cost of gas sold	30.5	32.4	274.4	371.7
Cost of fuel and purchased power	67.1	64.5	186.9	180.3
Other operating	66.7	70.5	231.8	223.3
Depreciation and amortization	47.8	47.2	143.9	140.5
Taxes other than income taxes	11.6	11.2	40.7	45.1
Total operating expenses	223.7	225.8	877.7	960.9

OPERATING INCOME	65.6	49.6	209.0	202.2

OTHER INCOME - NET	0.1	0.9	4.0	3.9

INTEREST EXPENSE	20.4	20.4	61.2	61.0

INCOME BEFORE INCOME TAXES	45.3	30.1	151.8	145.1

INCOME TAXES	17.4	11.4	59.0	54.8

NET INCOME	$27.9	$18.7	$92.8	$90.3

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	September 30,	December 31,
	2011	2010

ASSETS
Current Assets
Cash & cash equivalents	$6.4	$10.4
Accounts receivable - less reserves of $6.5 &
$5.3, respectively	219.8	176.6
Accrued unbilled revenues	62.2	162.0
Inventories	207.3	187.1
Recoverable fuel & natural gas costs	16.0	7.9
Prepayments & other current assets	110.8	101.2
Total current assets	622.5	645.2

Utility Plant
Original cost	4,937.6	4,791.7
Less: accumulated depreciation & amortization	1,922.2	1,836.3
Net utility plant	3,015.4	2,955.4

Investments in unconsolidated affiliates	98.0	135.2
Other utility & corporate investments	34.4	34.1
Other nonutility investments	41.3	40.9
Nonutility plant - net	537.3	488.3
Goodwill - net	262.3	242.0
Regulatory assets	181.3	189.4
Other assets	45.9	33.7
TOTAL ASSETS	$4,838.4	$4,764.2

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$142.2	$183.7
Accounts payable to affiliated companies	25.4	59.6
Accrued liabilities	176.7	178.4
Short-term borrowings	216.4	118.3
Current maturities of long-term debt	138.0	250.7
Long-term debt subject to tender	-	30.0
Total current liabilities	698.7	820.7

Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,581.1	1,435.2

Deferred Income Taxes & Other Liabilities
Deferred income taxes	564.8	515.3
Regulatory liabilities	341.0	333.5
Deferred credits & other liabilities	200.5	220.6
Total deferred credits & other liabilities	1,106.3	1,069.4

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.8 and 81.7 shares, respectively	689.3	683.4
Retained earnings	769.6	759.9
Accumulated other comprehensive income (loss)	(6.6)	(4.4)
Total common shareholders' equity	1,452.3	1,438.9
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,838.4	$4,764.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Nine Months
	September 30,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$95.0	$88.3
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	182.0	170.6
Deferred income taxes & investment tax credits	56.5	33.9
Equity in losses of unconsolidated affiliates	34.6	13.9
Provision for uncollectible accounts	9.1	13.2
Expense portion of pension & postretirement benefit cost	6.8	6.7
Other non-cash charges - net	9.5	19.4
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	68.6	106.7
Inventories	(20.2)	(20.5)
Recoverable/refundable fuel & natural gas costs	(8.1)	(34.8)
Prepayments & other current assets	(1.0)	(16.4)
Accounts payable, including to affiliated companies	(83.8)	(82.9)
Accrued liabilities	(3.4)	15.7
Unconsolidated affiliate dividends	0.1	42.7
Employer contributions to pension & postretirement plans	(37.2)	(12.4)
Changes in noncurrent assets	(8.4)	(9.8)
Changes in noncurrent liabilities	(8.6)	(11.9)
Net cash flows from operating activities	291.5	322.4

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Dividend reinvestment plan & other common stock issuances	5.2	7.2
Requirements for:
Dividends on common stock	(84.6)	(82.7)
Retirement of long-term debt	(2.2)	(2.1)
Other financing activities	(1.4)	-
Net change in short-term borrowings	98.1	(56.2)
Net cash flows from financing activities	15.1	(133.8)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	0.5	0.5
Other collections	1.0	10.2
Requirements for:
Capital expenditures, excluding AFUDC equity	(227.8)	(200.9)
Business acquisition, net of cash acquired	(83.4)	-
Other investments	(0.9)	(3.1)
Net cash flows from investing activities	(310.6)	(193.3)

Net change in cash & cash equivalents	(4.0)	(4.7)
Cash & cash equivalents at beginning of period	10.4	11.9
Cash & cash equivalents at end of period	$6.4	$7.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Millions, except per share amounts)
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2011	2010	2011	2010

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$(4.8)	$(6.3)	$33.5	$32.0
Electric Utility Services	30.8	23.1	53.1	51.4
Other Operations	1.9	1.9	6.2	6.9
Total Utility Group	27.9	18.7	92.8	90.3

Nonutility Group
Infrastructure Services	11.9	3.2	11.1	2.2
Energy Services	2.3	2.8	1.6	4.2
Coal Mining	5.8	2.5	15.9	8.1
Energy Marketing
Vectren Source	(3.6)	(3.5)	1.0	0.8
ProLiance	(8.6)	(6.9)	(25.3)	(9.9)

Other Businesses	(0.2)	(0.3)	(0.9)	(7.3)
Total Nonutility Group	7.6	(2.2)	3.4	(1.9)

Corporate and Other	(0.2)	(0.1)	(1.2)	(0.1)

Vectren Consolidated	$35.3	$16.4	$95.0	$88.3

EARNINGS PER SHARE:
Utility Group	$0.34	$0.22	$1.13	$1.11
Nonutility Group, excluding ProLiance	0.20	0.06	0.35	0.10
ProLiance	(0.11)	(0.08)	(0.31)	(0.12)
Corporate and Other	-	-	(0.01)	-

Reported EPS	$0.43	$0.20	$1.16	$1.09

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2011	2010	2011	2010

GAS OPERATING REVENUES (Millions):
Residential	$64.8	$65.1	$399.4	$470.3
Commercial	24.1	24.5	141.8	172.1
Industrial	11.8	10.9	43.0	40.6
Other Revenue	1.4	1.3	8.6	9.8
	$102.1	$101.8	$592.8	$692.8

GAS MARGIN (Millions):
Residential	$46.6	$45.7	$207.2	$211.9
Commercial	11.9	11.5	60.7	61.7
Industrial	11.5	10.4	41.2	36.7
Other	1.6	1.8	9.3	10.8
	$71.6	$69.4	$318.4	$321.1

GAS SOLD & TRANSPORTED (MMDth):
Residential	3.9	3.5	49.1	47.9
Commercial	2.6	2.4	21.9	21.5
Industrial	20.7	19.3	70.6	65.1
	27.2	25.2	141.6	134.5

AVERAGE GAS CUSTOMERS
Residential	888,508	886,200	898,058	896,375
Commercial	81,834	81,725	82,768	82,709
Industrial	1,635	1,642	1,643	1,632
	971,977	969,567	982,469	980,716

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)			106%	102%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Nine Months
	Ended September 30		Ended September 30
	2011	2010	2011	2010

ELECTRIC OPERATING REVENUES (Millions):
Residential	$71.7	$66.2	$169.7	$163.8
Commercial	46.0	40.9	120.9	113.5
Industrial	56.7	54.1	160.8	151.4
Other Revenue	2.2	1.6	6.1	5.9
Total Retail	176.6	162.8	457.5	434.6
Net Wholesale Revenues	10.1	10.4	34.9	34.5
	$186.7	$173.2	$492.4	$469.1

ELECTRIC MARGIN (Millions):
Residential	$51.7	$46.7	$120.0	$114.8
Commercial	30.4	26.6	79.1	73.7
Industrial	27.7	27.0	76.6	73.9
Other	2.2	1.6	5.7	5.6
Total Retail	112.0	101.9	281.4	268.0
Net Wholesale Margin	7.6	6.8	24.1	20.8
	$119.6	$108.7	$305.5	$288.8

ELECTRICITY SOLD (GWh):
Residential	485.8	511.4	1,209.2	1,278.8
Commercial	377.7	375.5	1,013.8	1,036.5
Industrial	731.8	712.2	2,074.6	2,019.7
Other Sales - Street Lighting	5.6	4.9	16.3	16.0
Total Retail	1,600.9	1,604.0	4,313.9	4,351.0
Wholesale	142.5	122.0	469.4	466.2
	1,743.4	1,726.0	4,783.3	4,817.2

AVERAGE ELECTRIC CUSTOMERS
Residential	122,831	122,738	122,947	122,840
Commercial	18,314	18,335	18,278	18,341
Industrial	111	109	111	108
Other	33	33	33	33
	141,289	141,215	141,369	141,322

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	114%	129%	117%	134%
Heating Degree Days (Indiana)			95%	99%